UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2009

SUPPORT.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1900 Seaport Blvd., Third Floor, Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(650) 556-9440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On December 8, 2009, support.com, Inc. (the “Company”) announced that it had acquired Sammsoft, a provider of consumer software products designed to maintain, optimize and secure personal computers, pursuant to an Asset Purchase Agreement (the “Purchase Agreement”), dated as of December 7, 2009, by and among Xeriton, Inc. (“Seller”), SDC Software, Inc., a subsidiary of the Company (“SDC”), and David W. Plummer and Nicole Plummer as the Principal Stockholders. Pursuant to the terms of the Purchase Agreement, SDC has agreed to acquire certain assets and assume certain liabilities related to the Sammsoft business from Seller as set forth in the Purchase Agreement (collectively, the “Transaction”). There are no material relationships between the Company and SDC, on one hand, and Seller, on the other hand, or any of their respective affiliates, other than with respect to the Purchase Agreement and the related ancillary agreements.

Pursuant to the terms of the Purchase Agreement, at the closing of the Transaction which occurred on December 7, 2009 (the “Closing”), SDC paid a $7.4 million cash payment to Seller, after deducting a $100,000 holdback as described in the Purchase Agreement. In addition, at the Closing, SDC deposited $1 million in an escrow account as security for any indemnification obligations in favor of SDC under the Purchase Agreement. Any amounts remaining in the escrow account 14 months following the Closing will be distributed to Seller, subject to amounts held by the escrow agent in respect of pending claims.

The foregoing description of the Transaction does not purport to be a complete statement of the parties’ rights under the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On December 8, 2009, the Company issued a press release announcing the execution of the Purchase Agreement and the Closing. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K, and the documents incorporated by reference herein, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We are subject to many risks and uncertainties that may materially affect our business and future performance and cause those forward-looking statements to be inaccurate. All statements in this Current Report on Form 8-K, other than statements that are purely historical, are forward-looking statements. Words such as “outlook,” “anticipates,” “expects,” “believes,” “intends,” “plans,” “seeks,” “forecasts,” “estimates,” “goal,” “momentum” and similar expressions often identify such forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, without limitation, the potential of the Transaction to drive stockholder value for the Company, the effect of the Transaction on the Company’s future financial results, and the expected performance and reliability of the Sammsoft products acquired by the Company in the Transaction.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to, the potential that the Transaction may not have a positive effect on the Company’s financial results and the possibility that the Sammsoft products may not perform as well as the Company’s management expects; as well as other risks detailed from time to time in the Company’s SEC filings, including those described in the “Risk Factors” section in the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2009. You can locate these filings on the Investor Relations page of the Company’s website, www.supportsoft.com/Company/investor_relations.html.

Statements included or incorporated by reference into this Current Report on Form 8-K are based upon information known to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to publicly revise or update any forward-looking statement for any reason.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Asset Purchase Agreement, dated December 7, 2009, by and among SDC Software, Inc., Xeriton, Inc., David W. Plummer and Nicole Plummer.

99.1	Press Release dated December 8, 2009, entitled “support.com Expands Offerings with Acquisition of Consumer Software Provider Sammsoft”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2009

SUPPORT.COM, INC.

By:	/s/ SHELLY SCHAFFER
Name:	Shelly Schaffer
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated December 7, 2009, by and among SDC Software, Inc., Xeriton, Inc., David W. Plummer and Nicole Plummer.

99.1	Press Release dated December 8, 2009, entitled “support.com Expands Offerings with Acquisition of Consumer Software Provider Sammsoft”.